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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): APRIL 17, 2007


                             CLARKE AMERICAN CORP.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                 (State or Other Jurisdiction of Incorporation


               333-133253                            84-1696500
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            (Commission File                        (IRS Employer
                 Number)                         Identification No.)


                10931 LAUREATE DRIVE, SAN ANTONIO, TEXAS 78249
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              (Address of Principal Executive Offices) (Zip Code)


                                 210-697-8888
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             (Registrant's Telephone Number, Including Area Code)


                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On April 16, 2007, M & F Worldwide Corp., the indirect parent of Clarke American Corp., furnished certain supplemental information on its Current Report on Form 8-K. Exhibit 99.1 of such Current Report on Form 8-K is incorporated by reference into this Item 2.02.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                CLARKE AMERICAN CORP.

                                By: /s/ Judy C. Norris
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                                    Name:  Judy C. Norris
                                    Title: Senior Vice President, Secretary and
                                           General Counsel


Date: April 17, 2007